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                               COMSTOCK PARTNERS
                                  FUNDS, INC.
                ------------------------------------------------
                               COMSTOCK PARTNERS
                                 STRATEGY FUND

                               COMSTOCK PARTNERS
                               CAPITAL VALUE FUND

                                 ANNUAL REPORT
                                 APRIL 30, 1998


COMSTOCK PARTNERS FUNDS, INC.
993 LENOX DRIVE
SUITE 106
LAWRENCEVILLE, NJ 08648



107/634/607
503/502 A 984

                         COMSTOCK PARTNERS FUNDS, INC.
                        COMSTOCK PARTNERS STRATEGY FUND
                      COMSTOCK PARTNERS CAPITAL VALUE FUND
                           993 Lenox Drive, Suite 106
                            Lawrenceville, NJ 08648

INVESTMENT ADVISER
COMSTOCK PARTNERS, INC.
993 Lenox Drive, Suite 106
Lawrenceville, NJ 08648

SUB-INVESTMENT ADVISER (STRATEGY FUND)
THE DREYFUS CORPORATION
200 Park Avenue
New York, NY 10166

SUB-INVESTMENT ADVISER AND
ADMINISTRATOR (CAPITAL VALUE FUND)
THE DREYFUS CORPORATION
200 Park Avenue
New York, NY 10166

CUSTODIAN--DOMESTIC
THE BANK OF NEW YORK
90 Washington Street
New York, NY 10286

CUSTODIANS--INTERNATIONAL
BROWN BROTHERS HARRIMAN & CO. (STRATEGY FUND)
40 Water Street
Boston, MA 02109

THE BANK OF NEW YORK (CAPITAL VALUE FUND)
90 Washington Street
New York, NY 10286

ADMINISTRATOR (STRATEGY FUND)
PRINCETON ADMINISTRATORS, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

DISTRIBUTOR
PREMIER MUTUAL FUND SERVICES, INC.
60 State Street, Suite 1300
Boston, MA 02109
Tel. 1-800-221-7930, 1-617-557-3400

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
DREYFUS TRANSFER, INC.
P.O. Box 9671
Providence, RI 02940-9671

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
(a partnership which includes
professional corporations)
425 Lexington Avenue
New York, NY 10017-3909

OFFICERS & DIRECTORS
Charles L. Minter,
  Chief Executive Officer and
  Chairman of the Board
M. Bruce Adelberg, Director
Sven B. Karlen, Jr., Director
E. W. Kelley, Director
Robert M. Smith, Director
W. Troy Hottenstein, Secretary
Robert C. Ringstad, Vice President,
  Treasurer, Chief Financial Officer
  and Assistant Secretary
--------------------------------------------------------------------------------
   General information regarding a Fund's portfolio, updated semi-monthly, is available by calling the Fund's Distributor (see above).

 This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                   SHAREHOLDER INQUIRIES TEL. 1-800-645-6561

DEAR FELLOW SHAREHOLDER:

For the year ended April 30, 1998, the Comstock Partners Strategy Fund Class O, A and C shares posted total returns of -14.88%, -15.11% and -15.16%, respectively, and the Comstock Partners Capital Value Fund Class A, B, C and R shares posted total returns of -31.48%, -32.01%, -32.10% and -31.28%, respectively, based upon net asset value per share. During this period the Standard & Poor's 500 Composite Stock Price Index rose 41.06% and the Lehman Brothers Government/ Corporate Bond Index rose 11.33%.*

During the year the Funds were positioned to benefit from a bear market which did not occur. We believe, however, that the case for the onset of a severe bear market is even more compelling now. The U.S. stock market gain over the past year has made what we believe to already have been an overvalued market even more overvalued. In our estimation, fair market value, based on normal earnings and price-to-earnings ratios, is substantially below current levels. In addition, we believe that corporate earnings cannot maintain the rate of increase registered over the past few years and are, in fact, already slowing significantly. In our view, the negative impacts from the declining Asian economies are only beginning to be felt elsewhere and are likely to be another factor slowing U.S. profit growth. In this scenario, our view is that price-to-earnings ratios are unlikely to expand further and, indeed, are more likely to decline toward more prudent levels. With weak demand and excess supply worldwide, we believe that deflation is more likely than inflation.

In this environment we have maintained our Funds' negative posture by positioning the Capital Value Fund with equity shorts, put options and S&P 500 Index shorts, while using only put options in the Strategy Fund. Given our view that demand will remain soft and pricing weak, we also see attractive opportunities in the U.S. Treasury bond market. We have also retained a small position in both Funds in gold stocks in a strategy intended to hedge against anticipated worldwide financial asset turmoil.

The put options held by the Strategy Fund were the most significant reason it underperformed the indexes over the last 12 months. Holdings of Treasury bonds added to its results, while a small position in gold stocks detracted from them. The Capital Value Fund's being short common stocks as well as futures on the S&P contributed to its underperformance. Though both Funds have been positioned to benefit from a U.S. stock market decline, the Capital Value Fund seeks to accomplish this strategy in a more aggressive manner than the Strategy Fund.

Due to the bearish stance that we have taken over the past few years, each of the Funds has accumulated substantial capital loss carryforwards (CLCFs), including a CLCF of approximately $210 million in the Capital Value Fund and a CLCF of approximately $54 million in the Strategy Fund as of fiscal year end. These CLCFs may be considered as an important asset of the Funds and their respective shareholders. Although there are certain restrictions on their use, they would allow the Funds to shelter from tax capital gains that may be realized, up to the amounts and subject to the expiration of the CLCFs. To the extent the CLCFs are utilized by a Fund to shelter capital gains, the Fund will not be required to pay out these gains as a taxable distribution to shareholders. Furthermore, the amounts of any such undistributed gains would be available to the Funds for reinvestment. (An expiration schedule with respect to the CLCFs of each of the Funds is outlined in Note 3 to the financial statements.)

In summary, the Funds are currently focused to benefit from a U.S. equity market decline. Please note that, consistent with the Funds' prospectus and our investment approach, we have the flexibility to change these positions when we believe conditions warrant.
                                            Sincerely,

                                            Comstock Partners, Inc.
                                            Investment Policy Committee

Lawrenceville, New Jersey
June 15, 1998

* PERFORMANCE INFORMATION:

  Total return assumes the reinvestment of dividends and distributions and excludes the effect of sales loads.

  The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of bond market performance which includes fixed rate issues rated investment grade or higher; all returns are market value weighted inclusive of accrued interest.

  Investors should note that there can be no assurance that the markets will perform according to the investment adviser's expectations or that the adviser's investment approach will achieve its objectives.

--------------------------------------------------------------------------------
    You may now obtain current information about Comstock Partners Strategy
    Fund and Comstock Partners Capital Value Fund and our investment strategy through the Funds' internet web site
                            www.comstockfunds.com
    and a telephone information line 201-332-4422. Please save this information for future reference.
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT -- COMSTOCK PARTNERS STRATEGY FUND CLASS O SHARES*

                    S&P 500   Lehman Govt Blended
Date     Class O     Index    Corp Bond    Index
5/26/88    9550      10000      10000      10000
4/89      10824      12205      10858      11329
4/90      12242      13486      11767      12362
4/91      13302      15853      13513      14314
4/92      14577      18084      14968      16022
4/93      15409      19748      17139      18049
4/94      16970      20798      17336      18520
4/95      17375      24411      18536      20479
4/96      17837      31788      20139      23797
4/97      16972      39764      21492      26926
4/98      14446      57823      23927      33154

     (Years shown above are as of April 30)

    *The total return for Class O shares is based upon a hypothetical investment in Class O shares at the Fund's inception on 5/26/88, assuming the maximum 4.5% initial sales load charged when the Fund last offered Class O shares. Total return for Class O shares prior to August 1, 1991 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Total return for Class O shares assumes the reinvestment of dividends and capital gains distributions.
   **Fund's inception.
  ***This unmanaged broad-based Index is comprised of common stocks.
 ****This unmanaged broad-based Index is comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt.
*****The blended Index contains 65% of Lehman Brothers Govt./Corp. Bond Index and 35% of S&P 500 Index. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                            SALES CHARGE         SALES CHARGE
--------------------------------------------------------------
CLASS O SHARES
--------------------------------------------------------------
Year Ended 4/30/98             -14.88%              -18.71%
--------------------------------------------------------------
Five Years Ended
  4/30/98                      - 1.28%              - 2.19%
--------------------------------------------------------------
Fund's inception
  (5/26/88)
  through 4/30/98              + 4.25%              + 3.77%
--------------------------------------------------------------

+ See the first footnote to the preceding graph for a discussion of the presentation of total return.

  Investors should note that the performance information presented in the following tables and graphs for Class A and Class C shares of the Strategy Fund prior to the dates these classes were introduced is based on historical expenses of a predecessor class or classes of the Fund and does not reflect how Class A and Class C shares would have performed on a relative basis. Accordingly, this information may be used in assessing the Fund's performance history but should not be utilized in evaluating whether Class A or Class C shares would best suit an investor's needs.

TOTAL RETURN BASED ON A $10,000 INVESTMENT -- COMSTOCK PARTNERS STRATEGY FUND CLASS A SHARES*

                    S&P 500   Lehman Govt Blended
Date     Class A     Index    Corp Bond    Index
5/26/88    9550      10000      10000      10000
4/89      10824      12205      10858      11329
4/90      12242      13486      11767      12362
4/91      13302      15853      13513      14314
4/92      14577      18084      14968      16022
4/93      15367      19748      17139      18049
4/94      16890      20798      17336      18520
4/95      17218      24411      18536      20479
4/96      17630      31788      20139      23797
4/97      16732      39764      21492      26926
4/98      14203      57823      23927      33154

     (Years shown above are as of April 30)

    *The total return for Class A shares is based upon a hypothetical investment in Class O shares at the Fund's inception on 5/26/88, assuming the current 4.5% maximum initial sales load for Class A shares. Total return for Class A shares prior to August 1, 1991 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class A shares were not actually introduced until July 15, 1992, total return for Class A shares for the period prior to July 15, 1992 does not reflect service and distribution fees borne by Class A shares, which, if reflected, would reduce the total return presented. Total return for Class A shares assumes the reinvestment of dividends and capital gains distributions.
   **Fund's inception.
  ***This unmanaged broad-based Index is comprised of common stocks.
 ****This unmanaged broad-based Index is comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt.
*****The blended index contains 65% of Lehman Brothers Govt./Corp. Bond Index and 35% of S&P 500 Index.
     Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                            SALES CHARGE         SALES CHARGE
--------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------
Year Ended 4/30/98             -15.11%              -18.93%
--------------------------------------------------------------
Five Years Ended
  4/30/98                      - 1.56%              - 2.47%
--------------------------------------------------------------
Fund's inception
  (5/26/88)
  through 4/30/98              + 4.08%              + 3.59%
--------------------------------------------------------------

+ See the first footnote to the preceding graph for a discussion of the presentation of total return.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS STRATEGY FUND CLASS C SHARES*

                    S&P 500   Lehman Govt Blended
Date     Class C     Index    Corp Bond    Index
5/26/88   10000      10000      10000      10000
4/89      11334      12205      10858      11329
4/90      12819      13486      11767      12362
4/91      13929      15853      13513      14314
4/92      15264      18084      14968      16022
4/93      16091      19748      17139      18049
4/94      17685      20798      17336      18520
4/95      18029      24411      18536      20479
4/96      18381      31788      20139      23797
4/97      17290      39764      21492      26926
4/98      14591      57823      23927      33154

     (Years shown above are as of April 30)

    *The total return for Class C shares is based upon a hypothetical investment in Class O shares at the Fund's inception on 5/26/88, assuming the applicable contingent deferred sales charge (CDSC) for Class C shares. Total return for Class C shares prior to August 1, 1991 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class C shares were not actually introduced until August 1, 1995, total return for Class C shares for the period prior to August 1, 1995 does not reflect higher service and distribution fees and certain administrative expenses borne by Class
     C shares, which, if reflected, would reduce the total return presented. Total return for Class C shares assumes the reinvestment of dividends and capital gains distributions.
   **Fund's inception.
  ***This unmanaged broad-based Index is comprised of common stocks.
 ****This unmanaged broad-based Index is comprised of U.S. Government Agency and Treasury securities and investment grade corporate debt.
*****The blended Index contains 65% of Lehman Brothers Govt./Corp. Bond Index and 35% of S&P 500 Index.
     Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                                CDSC                CDSC++
--------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------
Year Ended 4/30/98             -15.61%              -16.38%
--------------------------------------------------------------
Five Years Ended
  4/30/98                      - 1.94%              - 1.94%
--------------------------------------------------------------
Fund's inception
  (5/26/88)
  through 4/30/98              + 3.88%              + 3.88%
--------------------------------------------------------------

 + See the first footnote to the preceding graph for a discussion of the presentation of total return.
++ Assuming payment of the maximum contingent deferred sales charges. A contingent deferred sales charge of 1% is imposed on redemptions made within one year of purchase.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS A SHARES*

                     Comstock Partners
            S&P 500 Capital Value Fund
             Index   Class A Shares
10/10/85     10000       9552
4/30/86      13223      13366
4/30/87      16728      15148
4/30/88      15641      17453
4/30/89      19221      19476
4/30/90      21243      22353
4/30/91      24978      22984
4/30/92      28475      23822
4/30/93      31100      24328
4/30/94      32752      24299
4/30/95      38464      23929
4/30/96      50068      23596
4/30/97      62646      20535
4/30/98      88371      14070

     (Years shown above are as of April 30)

   *The total return for Class A shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85, assuming the current maximum 4.5% initial sales load charged. Total return for Class A shares assumes the reinvestment of dividends and capital gains distributions.
  **Fund's inception.
 ***This unmanaged broad-based Index is comprised of common stocks.
****On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
    Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT        % RETURN WITH
                            SALES CHARGE          SALES CHARGE
-----------------------------------------------------------------
CLASS A SHARES
-----------------------------------------------------------------
Year Ended 4/30/98             -31.48%               -34.59%
-----------------------------------------------------------------
Five Years Ended
  4/30/98                      -10.37%               -11.20%
-----------------------------------------------------------------
Ten Years Ended
  4/30/98                      - 2.13%               - 2.58%
-----------------------------------------------------------------
Policy inception
  (4/28/87)* through
  4/30/98                      - 0.67%               - 1.08%
-----------------------------------------------------------------
Fund's inception
  (10/10/85) through
  4/30/98                      + 3.13%               + 2.76%
-----------------------------------------------------------------

* On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

+ See the first footnote to the preceding graph for a discussion of the presentation of total return.

  Investors should note that the performance information presented in the following tables and graphs for Class B, Class C and Class R shares of the Capital Value Fund prior to the dates these classes were introduced is based on historical expenses of a predecessor class or classes of the Fund and does not reflect how Class B, Class C and Class R shares would have performed on a relative basis. Accordingly, this information may be used in assessing the Fund's performance history but should not be utilized in evaluating whether Class B, Class C or Class R shares would best suit an investor's needs.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS B SHARES*

                  Comstock Partners
          S&P 500 Capital Value Fund
          Index   Class B Shares
10/85     10000      10000
4/86      13223      13993
4/87      16728      15966
4/88      15641      18272
4/89      19221      20389
4/90      21243      23401
4/91      24978      24062
4/92      28475      24940
4/93      31100      25361
4/94      32752      25105
4/95      38464      24529
4/96      50068      24015
4/97      62646      20727
4/98      88371      14093

     (Years shown above are as of April 30)

   *The total return for Class B shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85. Because Class B shares were not actually introduced until January 15, 1993, total return for Class B shares for the period prior to January 15, 1993 does not reflect higher service and distribution fees and certain administrative expenses borne by Class B shares, which, if reflected, would reduce the total return presented. Total return for Class B shares assumes the reinvestment of dividends and capital gains distributions.
  **Fund's inception.
 ***This unmanaged broad-based Index is comprised of common stocks.
****On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
    Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT        % RETURN WITH
                                CDSC                 CDSC++
-----------------------------------------------------------------
CLASS B SHARES
-----------------------------------------------------------------
Year Ended 4/30/98             -32.01%               -34.37%
-----------------------------------------------------------------
Five Years Ended
  4/30/98                      -11.09%               -11.36%
-----------------------------------------------------------------
Ten Years Ended
  4/30/98                      - 2.56%                 --
-----------------------------------------------------------------
Policy inception
  (4/28/87)* through
  4/30/98                      - 1.07%                 --
-----------------------------------------------------------------
Fund's inception
  (10/10/85) through
  4/30/98                      + 2.77%                 --
-----------------------------------------------------------------

   * On April 28, 1987, Comstock Partners, Inc., the
     Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
   + See the first footnote to the preceding graph for a
     discussion of the presentation of total return.
  ++ Assuming payment of the maximum contingent deferred sales charge. Maximum contingent deferred sales charge (CDSC) for Class B shares is 4% and is reduced to 0% after six years.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS C SHARES*

                  Comstock Partners
          S&P 500 Capital Value Fund
          Index   Class C Shares
10/10/85  10000      10000
4/86      13223      13993
4/87      16728      15966
4/88      15641      18272
4/89      19221      20389
4/90      21243      23401
4/91      24978      24062
4/92      28475      24940
4/93      31100      25361
4/94      32752      25105
4/95      38464      24529
4/96      50068      23979
4/97      62646      20750
4/98      88371      14089

     (Years shown above are as of April 30)

   *The total return for Class C shares is based upon a hypothetical investment in Class A shares from the Fund's inception on 10/10/85 through 1/15/93, and Class B shares from 1/15/93 through 8/22/95. Class C shares were not actually introduced until August 22, 1995. Total return prior to January
    15, 1993 does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class C shares, which, if reflected, would reduce the total return presented. Total return for Class C shares assumes the reinvestment of dividends and capital gains distributions.
  **Fund's inception.
 ***This unmanaged broad-based Index is comprised of common stocks.
****On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
    Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT        % RETURN WITH
                                CDSC                 CDSC++
-----------------------------------------------------------------
CLASS C SHARES
-----------------------------------------------------------------
Year Ended 4/30/98             -32.10%               -32.68%
-----------------------------------------------------------------
Five Years Ended
  4/30/98                      -11.09%                  --
-----------------------------------------------------------------
Ten Years Ended
  4/30/98                      - 2.57%                  --
-----------------------------------------------------------------
Policy inception
  (4/28/87)* through
  4/30/98                      - 1.07%                  --
-----------------------------------------------------------------
Fund's inception
  (10/10/85) through
  4/30/98                      + 2.77%                  --
-----------------------------------------------------------------

   * On April 28, 1987, Comstock Partners, Inc., the
     Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
   + See the first footnote to the preceding graph for a
     discussion of the presentation of total return.
  ++ Assuming payment of the maximum contingent deferred sales charge (CDSC). A contingent deferred sales charge of 1% is imposed on redemptions made within one year of purchase.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS R SHARES*

                  Comstock Partners
          S&P 500 Capital Value Fund
          Index   Class R Shares
10/10/85  10000      10000
4/86      13223      13993
4/87      16728      15966
4/88      15641      18272
4/89      19221      20389
4/90      21243      23401
4/91      24978      24062
4/92      28475      24940
4/93      31100      25469
4/94      32752      25439
4/95      38464      25051
4/96      50068      24763
4/97      62646      21586
4/98      88371      14835

     (Years shown above are as of April 30)

   *The total return for Class R shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85. Because Class R shares were not actually introduced until August 22, 1995, total return for Class R shares for the period prior to August 22, 1995 reflects the performance information for Class A shares of the Capital Value Fund. Total return for Class R shares assumes the reinvestment of dividends and capital gains distributions.
  **Fund's inception.
 ***This unmanaged broad-based Index is comprised of common stocks.
****On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
    Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                              AVERAGE
                           ANNUAL TOTAL
                             RETURN AT
                          NET ASSET VALUE
-----------------------------------------
CLASS R SHARES
-----------------------------------------
Year Ended 4/30/98            -31.28%
-----------------------------------------
Five Years Ended
  4/30/98                     -10.24%
-----------------------------------------
Ten Years Ended
  4/30/98                     - 2.06%
-----------------------------------------
Policy inception
  (4/28/87)* through
  4/30/98                     - 0.60%
-----------------------------------------
Fund's inception
  (10/10/85) through
  4/30/98                     + 3.19%
-----------------------------------------

* On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

+ See the first footnote to the preceding graph for a discussion of the presentation of total return.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Strategy Fund Schedule of Investments                      As of April 30, 1998

                     S&P    MOODY'S          SHARES HELD/                                                                VALUE
                   RATING*  RATING*           FACE AMOUNT                                      ISSUE                   (NOTE 1A)
BONDS
U.S. Government                                                    United States Treasury Bonds:
Obligations --                              $    17,700,000
85.9%                 AAA     Aaa                                   6.375% due 8/15/2027                              $18,684,120
                                                                                                                      -----------
                                                                   United States Treasury Notes:
                      AAA     Aaa                33,305,000         8.875% due 11/15/1998                              33,908,653
                      AAA     Aaa                25,210,000         8.875% due 2/15/1999                               25,856,006
                                                                                                                      -----------
                                                                                                                       59,764,659
                                                                                                                      -----------
Corporate
Convertible Bonds                                 1,750,000
-- 1.9%               UNR     UNR                                  Ashanti Capital, Ltd. 5.500% due 3/15/2003           1,370,833
                      UNR     UNR                   500,000        TVX Gold, Inc. 5.000% due 3/28/2002                    402,500
                                                                                                                      -----------
                                                                                                                        1,773,333
                                                                                                                      -----------
Foreign Corporate
Obligations --                         CAD        1,500,000
0.6%                  UNR     UNR                                  William Resources, Inc. 8.000% due 1/23/2002 (c)       325,129
                                                  1,000,000        William Resources, Inc. 8.000% due 1/23/2002
                                                                   (a)(c)                                                 216,753
                                                                                                                      -----------
                                                                                                                          541,882

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN BONDS (cost $82,869,223) -- 88.4%                                        80,763,994
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --                                     37,000
1.2%                                                               Fleming Russia Securities Fund (b)                     652,125
                                                     77,600        Lazard Vietnam Fund, Ltd. (b)                          155,200
                                                    250,000        Vietnam Enterprise Investment Fund, Ltd., Class C
                                                                   (a)(b)                                                 256,250
                                                                                                                      -----------
                                                                                                                        1,063,575
                                                                                                                      -----------
Mining -- 3.9%                                      201,017        Bema Gold Corporation (b)                              502,543
                                                    100,000        Free State Consolidated Gold Mines, Ltd., ADR          568,750
                                                     64,593        Gold Fields, Ltd., ADR (b)                             482,833
                                                     24,000        Greenstone Resources, Ltd. (b)                         147,000
                                                    100,000        Harmony Gold Mining, Ltd., ADR (b)                     559,375
                                                    218,074        Randfontein Estates Gold Mining Company
                                                                     Witwatersrand, Ltd., ADR                             676,029
                                                    265,000        Vista Gold Corporation (b)                              82,812
                                                     18,800        Western Deep Levels, Ltd., ADR                         528,750
                                                    103,332        William Resources, Inc.                                 25,649
                                                                                                                      -----------
                                                                                                                        3,573,741

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN COMMON STOCKS (cost $6,799,799) -- 5.1%                                   4,637,316
---------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS
Mining -- 0.7%                                       13,000        Amax Gold, Inc. $3.75 convertible pfd.                 622,375

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN PREFERRED STOCKS (cost $654,160) -- 0.7%                                    622,375
---------------------------------------------------------------------------------------------------------------------------------

Total investments (cost $90,323,182) -- 94.2%                                                                          86,023,685
Put options purchased (cost $10,386,764) -- 4.2%+                                                                       3,878,444
Other assets less liabilities -- 1.6%                                                                                   1,441,299
                                                                                                                      -----------
Net Assets -- 100.0%                                                                                                  $91,343,428
                                                                                                                      -----------
                                                                                                                      -----------

                             See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Strategy Fund Schedule of Investments  (concluded)         As of April 30, 1998

+ Put options purchased as of April 30, 1998 are as follows:


NUMBER OF                                     EXPIRATION DATE/               VALUE
CONTRACTS                  ISSUE              EXERCISE PRICE               (NOTE 1A)
  425                 S&P 500 Index           Jun. 98/725                   $     2,656
  560                 S&P 500 Index           Jun. 98/800                        21,000
  450                 S&P 500 Index           Dec. 98/850                       523,125
  191                 S&P 500 Index           Dec. 98/900                       305,600
  300                 S&P 500 Index           Dec. 98/950                       697,500
  530                 S&P 500 Index           Dec. 98/1025                    1,941,125
   50                S&P Flex Index           Jun. 98/700                           938
  470                S&P Flex Index           Jun. 98/800                        23,500
  880                S&P Flex Index           Sep. 98/800                       363,000
                                                                            -----------
                        Total put options purchased
                             (cost $10,386,764)                             $ 3,878,444
                                                                            -----------
                                                                            -----------

   * Ratings shown have not been audited by Ernst & Young LLP.
 ADR -- American Depositary Receipt.
 UNR -- Unrated by Standard & Poor's or Moody's.
 CAD -- Canadian Dollars.
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998 these securities amounted to $473,003, or 0.52% of net assets.
 (b) Non-income producing.
 (c) Subsequent to April 30, 1998, the issuer received approval from debenture h olders to restructure the terms of these securities. As part of the restructuring, the May 20, 1998 and November 20, 1998 interest payments will be forgiven and the Fund will resume accruing interest on November
     21, 1998. This event has resulted in a decline in the market value of these securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Capital Value Fund Schedule of Investments                 As of April 30, 1998

                                              SHARES
                     S&P    MOODY'S            HELD/                                                                     VALUE
                   RATING*  RATING*         FACE AMOUNT                                         ISSUE                  (NOTE 1A)
BONDS
U.S. Government                                                United States Treasury Bonds:
Obligations --
21.1%                 AAA     Aaa           $19,750,000         6.375% due 8/15/2027                                  $20,848,100

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN BONDS (cost $20,644,435) -- 21.1%                                        20,848,100
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --
1.5%                                            60,765         Fleming Russia Securities Fund (a)                       1,070,983
                                                87,000         Lazard Vietnam Fund, Ltd. (a)                              174,000
                                                               Vietnam Enterprise Investment Fund, Ltd., Class C
                                               250,000         (a)(b)                                                     256,250
                                                                                                                     ------------
                                                                                                                        1,501,233
                                                                                                                     ------------
Mining -- 6.9%                                  58,926         Ashanti Goldfields, GDR                                    581,894
                                               241,000         Bema Gold Corporation (a)                                  602,500
                                               100,000         Free State Consolidated Gold Mines, Ltd., ADR              568,750
                                                25,000         Getchell Gold (a)                                          615,625
                                               114,426         Gold Fields, Ltd., ADR (a)                                 855,334
                                                29,000         Greenstone Resources, Ltd. (a)                             177,625
                                               120,000         Harmony Gold Mining Ltd., ADR (a)                          671,250
                                                18,000         Newmont Mining                                             579,375
                                               201,412         Randfontein Estates Gold Mining Company
                                                                 Witwatersrand, Ltd., ADR                                 624,377
                                               200,000         TVX Gold (a)                                               812,500
                                               335,000         Vista Gold Corporation (a)                                 104,688
                                                19,700         Western Deep Levels, Ltd., ADR                             554,063
                                               115,000         William Resources, Inc.                                     28,547
                                                                                                                     ------------
                                                                                                                        6,776,528

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN COMMON STOCKS (cost $13,983,361) -- 8.4%                                  8,277,761
---------------------------------------------------------------------------------------------------------------------------------

SHORT - TERM
SECURITIES (C)
U.S. Government                                                United States Treasury Bills:
Obligations --
63.7%                 AAA     Aaa           $1,292,000          5.01% due 5/28/98                                       1,287,582
                      AAA     Aaa           13,055,000          4.97% due 6/25/98 (d)(e)                               12,960,612
                      AAA     Aaa            3,050,000          4.97% due 7/2/98                                        3,024,563
                      AAA     Aaa           46,086,000          4.92% due 7/23/98                                      45,571,680

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (cost $62,829,958) -- 63.7%                        62,844,437
---------------------------------------------------------------------------------------------------------------------------------

Total investments (cost $97,457,754) -- 93.2%                                                                          91,970,298
Put options purchased (cost $12,721,763) -- 3.6%+                                                                       3,589,012
Variation margin on open futures contracts -- (0.4%)++                                                                   (380,800)
Other assets less liabilities -- 3.6%                                                                                   3,565,334
                                                                                                                     ------------
Net Assets -- 100.0%                                                                                                  $98,743,844
                                                                                                                     ------------
                                                                                                                     ------------

                              See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Capital Value Fund Schedule of Investments  (concluded)    As of April 30, 1998

+ Put options purchased as of April 30, 1998 are as follows:

NUMBER OF                                    EXPIRATION DATE/                                  VALUE
CONTRACTS                ISSUE               EXERCISE PRICE                                  (NOTE 1A)
  340                S&P 500 Index           Jun. 98/725                                   $     2,125
  450                S&P 500 Index           Jun. 98/800                                        16,875
  960                S&P 500 Index           Jun. 98/825                                        42,000
  500                S&P 500 Index           Dec. 98/850                                       581,250
  227                S&P 500 Index           Dec. 98/900                                       363,200
  585                S&P 500 Index           Dec. 98/1025                                    2,142,562
  570               S&P Flex Index           Jun. 98/800                                        28,500
1,000               S&P Flex Index           Sep. 98/800                                       412,500
                                                                                           -----------
                                          Total Put Options Purchased
                                              (cost $12,721,763)                           $ 3,589,012
                                                                                           -----------
                                                                                           -----------

++ Open futures contracts as of April 30, 1998 are as follows:

                                                                                                               UNREALIZED
                             NUMBER OF                                                          VALUE         APPRECIATION
                             CONTRACTS          ISSUE                     EXPIRATION DATE     (NOTE 1A)       (DEPRECIATION)
    FUTURES PURCHASED:           27        S&P 500 Index                  Jun. 98            $  7,554,600      $ 833,675
         FUTURES SOLD:           95        S&P 500 Index                  Jun. 98             (26,581,000)      (796,200)
                                                                                                               ---------
                                                                                                               $  37,475
                                                                                                               ---------
                                                                                                               ---------

   * Ratings shown have not been audited by Ernst & Young LLP.
 ADR -- American Depositary Receipt.
 GDR -- Global Depositary Receipt.
 (a) Non-income producing.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998 these securities amounted to $256,250, or 0.26% of net assets.
 (c) These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (d) Partially held by broker as collateral for open short positions.
 (e) Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.
Capital Value Fund Statement of Securities Sold Short      As of April 30, 1998

                                                                                                                         VALUE
COMMON STOCKS                               SHARES                              ISSUE                                  (NOTE 1A)
Automotive -- 0.6%                           30,000        Pep Boys Manny Moe & Jack                                  $    652,500
                                                                                                                      ------------
Foreign Index -- 0.9%                        92,900        WEBS-Hong Kong                                                  923,194
                                                                                                                      ------------
Manufacturing -- 9.7%                         9,500        Altera                                                          384,750
                                             17,600        Best Foods                                                      965,800
                                             26,500        Compaq Computer                                                 743,656
                                             12,500        Harnischfeger Industries                                        353,125
                                              9,200        Intel                                                           743,475
                                             16,300        International Flavors & Fragrance                               797,681
                                             23,500        Ionics                                                        1,047,219
                                             40,000        Komag                                                           620,000
                                             31,000        Micron Electronics                                              432,063
                                             14,500        NIKE, Cl. B                                                     692,375
                                             24,200        OEA                                                             461,312
                                             27,200        St. Jude Medical                                                963,900
                                             23,000        Seagate Technology                                              613,812
                                             21,700        3Com                                                            743,225
                                                                                                                      ------------
                                                                                                                         9,562,393
                                                                                                                      ------------
Services -- 3.9%                             31,000        Cabletron Systems                                               410,750
                                             31,600        Circus Circus Enterprises                                       570,775
                                             27,300        Foundation Health Systems                                       789,994
                                             24,300        Hilton Hotels                                                   776,081
                                             37,000        Itron                                                           566,562
                                             26,000        Vencor                                                          705,250
                                                                                                                      ------------
                                                                                                                         3,819,412
                                                                                                                      ------------
Wholesale Trade -- 0.8%                      13,800        Motorola                                                        767,625

----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (proceeds $19,247,668) -- 15.9%                    $15,725,124
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Assets and Liabilities
                                                            As of April 30, 1998

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
ASSETS:
Investments at value (cost $90,323,182 and
$97,457,754, respectively) (Note 1a)................    $ 86,023,685     $ 91,970,298
Put options purchased (cost $10,386,764 and
$12,721,763, respectively) (Note 1a)................       3,878,444        3,589,012
Cash................................................           1,667          180,935
Receivable from brokers for proceeds on securities
sold short..........................................              --       19,247,668
Receivables:
    Interest........................................       2,138,106          336,413
    Capital stock sold..............................         607,436           47,639
    Securities sold.................................              --          359,988
    Dividends.......................................          12,188            3,978
Other assets........................................           9,275           32,112
                                                        ------------     ------------
    Total assets....................................      92,670,801      115,768,043
                                                        ------------     ------------
LIABILITIES:
Payables:
    Short sales (proceeds $19,247,668)..............              --       15,725,124
    Dividends to shareholders (Note 1f).............         750,023               --
    Capital stock redeemed..........................         244,641          615,466
    Investment advisory fees (Note 2)...............          45,672           33,082
    Sub-investment advisory fees (Note 2)...........              --           28,947
    Administrative fees (Note 2)....................          19,182               --
    Service and Distribution Plan fees (Note 2).....           5,230           42,345
    Due to Dreyfus Transfer, Inc. (Note 2)..........          87,308           50,142
    Variation margin on open futures contracts......              --          380,800
Accrued expenses and other liabilities..............         175,317          148,293
                                                        ------------     ------------
    Total liabilities...............................       1,327,373       17,024,199
                                                        ------------     ------------
NET ASSETS..........................................    $ 91,343,428     $ 98,743,844
                                                        ------------     ------------
                                                        ------------     ------------
NET ASSETS CONSIST OF:
    Paid in capital.................................    $168,227,757     $346,390,444
    Undistributed net investment income.............       2,928,407        3,999,755
    Accumulated net realized loss on investments,
      put options purchased, futures, short sale
      transactions and foreign currency
      transactions..................................     (69,004,834)    (240,586,396)
    Net unrealized appreciation on short sale
      transactions..................................              --        3,522,544
    Net unrealized depreciation on investments, put
      options purchased and
      futures transactions..........................     (10,807,817)     (14,582,732)
    Net unrealized appreciation (depreciation) on
      foreign currency transactions.................             (85)             229
                                                        ------------     ------------
NET ASSETS..........................................    $ 91,343,428     $ 98,743,844
                                                        ------------     ------------
                                                        ------------     ------------
SHARES OF COMMON STOCK OUTSTANDING:
    Class O shares:
      150 million of $0.001 par value authorized....      11,826,651               --
                                                        ------------     ------------
                                                        ------------     ------------
    Class A shares:
      200 million of $0.001 par value authorized....       2,948,540               --
                                                        ------------     ------------
                                                        ------------     ------------
      125 million of $0.001 par value authorized....              --       12,740,341
                                                        ------------     ------------
                                                        ------------     ------------
    Class B shares:
      125 million of $0.001 par value authorized....              --        5,256,078
                                                        ------------     ------------
                                                        ------------     ------------
    Class C shares:
      200 million of $0.001 par value authorized....         293,887               --
                                                        ------------     ------------
                                                        ------------     ------------
      125 million of $0.001 par value authorized....              --        1,671,352
                                                        ------------     ------------
                                                        ------------     ------------
    Class R shares:
      125 million of $0.001 par value authorized....              --            5,467
                                                        ------------     ------------
                                                        ------------     ------------
NET ASSET VALUE PER SHARE:
    Class O shares:
      $71,691,734 / 11,826,651 shares...............    $       6.06               --
                                                        ------------     ------------
                                                        ------------     ------------
    Class A shares:
      $17,871,169 / 2,948,540 shares and $64,452,401
        / 12,740,341 shares, respectively...........    $       6.06     $       5.06
                                                        ------------     ------------
                                                        ------------     ------------
    Class B shares:
      $26,234,909 / 5,256,078 shares................              --     $       4.99
                                                        ------------     ------------
                                                        ------------     ------------
    Class C shares:
      $1,780,525 / 293,887 shares and $8,028,945 /
      1,671,352 shares, respectively................    $       6.06     $       4.80
                                                        ------------     ------------
                                                        ------------     ------------
    Class R shares:
      $27,589 / 5,467 shares........................              --     $       5.05
                                                        ------------     ------------
                                                        ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Operations for the Year Ended
April 30, 1998

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
INVESTMENT INCOME (NOTE 1E):
Interest and discount earned (net of withholding tax
  of $3,185 and $48,786, respectively)..............    $  9,702,378     $  9,168,466
Dividends (net of withholding tax of $5,788 and $0,
  respectively).....................................         278,507          203,293
                                                        ------------     ------------
    Total investment income.........................       9,980,885        9,371,759
                                                        ------------     ------------
EXPENSES:
Investment advisory fees (Note 2)...................         817,706          616,951
Administrative fees (Note 2)........................         350,466               --
Dividends on securities sold short..................              --          367,604
Transfer agent fees (Note 2)........................         372,674          277,177
Sub-investment advisory fees (Note 2)...............              --          539,832
Service and Distribution Plan fees (Note 2).........         122,524          764,411
Professional fees...................................         114,999           58,109
Printing and shareholder reports....................           6,703           55,707
Registration fees...................................          19,668           53,895
Insurance...........................................          28,367           15,082
Directors' fees and expenses........................          42,394           43,231
Custodian fees......................................          46,425           35,187
Other operating expenses............................             359               --
                                                        ------------     ------------
    Total expenses..................................       1,922,285        2,827,186
    Waiver of administrative fees (Note 2)..........         (18,826)              --
                                                        ------------     ------------
    Net expenses....................................       1,903,459        2,827,186
                                                        ------------     ------------
NET INVESTMENT INCOME...............................       8,077,426        6,544,573
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS (NOTES 1B, 1C, 1E & 3):
Net realized loss on investments, put options
  purchased and futures transactions................     (27,577,080)     (62,173,921)
Net realized loss on short sale transactions........              --      (12,832,985)
Net realized gain (loss) on foreign currency
  transactions......................................        (740,328)         527,134
Change in net unrealized appreciation (depreciation)
  on investments, put options purchased and
  futures transactions..............................      (1,114,320)       9,251,284
Change in net unrealized depreciation on short sale
  transactions......................................              --       (2,948,168)
Change in net unrealized appreciation on foreign
  currency transactions.............................           3,070           33,277
                                                        ------------     ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.......................    $(21,351,232)    $(61,598,806)
                                                        ------------     ------------
                                                        ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Changes in Net Assets

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                     -----------------------------------    ------------------------------------
                                                         FOR THE             FOR THE             FOR THE             FOR THE
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      APRIL 30, 1998      APRIL 30, 1997      APRIL 30, 1998      APRIL 30, 1997
                                                     ----------------    ---------------    ----------------    ----------------
OPERATIONS:        Net investment income..........     $  8,077,426        $ 15,958,909        $  6,544,573        $ 16,844,056
                   Net realized loss on
                     investments, put options
                     purchased and futures
                     transactions.................      (27,577,080)        (16,069,197)        (62,173,921)        (23,936,012)
                   Net realized loss on short sale
                     transactions.................               --                  --         (12,832,985)        (15,283,826)
                   Net realized gain (loss) on
                     foreign currency
                     transactions.................         (740,328)         (6,194,936)            527,134           1,219,208
                   Change in net unrealized
                     appreciation (depreciation)
                     on investments, put options
                     purchased and futures
                     transactions.................       (1,114,320)         (5,330,396)          9,251,284         (26,007,617)
                   Change in net unrealized
                     appreciation (depreciation)
                     on short sale transactions...               --                  --          (2,948,168)          8,515,695
                   Change in net unrealized
                     appreciation (depreciation)
                     on foreign currency
                     transactions.................            3,070             (67,194)             33,277             (33,048)
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from operations....      (21,351,232)        (11,702,814)        (61,598,806)        (38,681,544)
                                                     ----------------    ----------------    ----------------    ----------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:      Net investment income
                     Class O shares...............       (8,610,093)         (9,509,711)                 --                  --
                     Class A shares...............       (2,388,760)         (2,663,922)        (12,466,331)        (11,184,613)
                     Class B shares...............               --                  --          (4,682,782)         (4,074,703)
                     Class C shares...............         (318,865)           (629,042)         (1,564,172)           (351,412)
                     Class R shares...............               --                  --              (3,942)             (1,757)
                   Realized gains on foreign
                     currency transactions
                     Class O shares...............               --          (3,149,588)                 --                  --
                     Class A shares...............               --            (757,462)                 --                  --
                     Class C shares...............               --            (133,166)                 --                  --
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from dividends and
                     distributions................      (11,317,718)        (16,842,891)        (18,717,227)        (15,612,485)
                                                     ----------------    ----------------    ----------------    ----------------
CAPITAL STOCK
TRANSACTIONS:      Net proceeds from shares sold:
                     Class A shares...............        8,461,712          18,898,271          89,446,461          80,556,216
                     Class B shares...............               --                  --           7,876,880          27,051,810
                     Class C shares...............        2,009,142          23,119,248          13,818,333           8,482,514
                     Class R shares...............               --                  --               6,595             124,254
                   Dividends and distributions
                     reinvested:
                     Class O shares...............        1,697,713           2,306,043                  --                  --
                     Class A shares...............          819,637           1,072,115           8,919,796           7,737,035
                     Class B shares...............               --                  --           3,073,203           2,459,697
                     Class C shares...............           75,612             136,605             530,907             130,312
                     Class R shares...............               --                  --               3,840               1,757
                   Cost of shares redeemed:
                     Class O shares...............      (40,070,923)        (70,907,354)                 --                  --
                     Class A shares...............      (27,719,716)        (24,374,508)       (140,910,685)       (130,659,314)
                     Class B shares...............               --                  --         (28,090,811)        (31,821,065)
                     Class C shares...............      (12,326,541)         (8,756,049)         (8,437,377)         (3,667,272)
                     Class R shares...............               --                  --             (69,483)                 --
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from capital stock
                     transactions.................      (67,053,364)        (58,505,629)        (53,832,341)        (39,604,056)
                                                     ----------------    ----------------    ----------------    ----------------
                   Decrease in net assets.........      (99,722,314)        (87,051,334)       (134,148,374)        (93,898,085)
NET ASSETS:        Beginning of year..............      191,065,742         278,117,076         232,892,218         326,790,303
                                                     ----------------    ----------------    ----------------    ----------------
                   End of year....................     $ 91,343,428        $191,065,742        $ 98,743,844        $232,892,218
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------
                   Undistributed net investment
                     income.......................     $  2,928,407        $ 10,656,233        $  3,999,755        $  8,372,853
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Changes in Net Assets
(concluded)


                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                     -----------------------------------    ------------------------------------
                                                         FOR THE             FOR THE             FOR THE             FOR THE
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                      APRIL 30, 1998      APRIL 30, 1997      APRIL 30, 1998      APRIL 30, 1997
                                                     ----------------    ---------------    ----------------    ----------------
CAPITAL STOCK
TRANSACTIONS:      Shares sold:
                     Class A shares...............        1,196,510           2,270,514          13,723,148           8,386,923
                     Class B shares...............               --                  --           1,254,106           2,817,342
                     Class C shares...............          275,260           2,704,967           2,123,191             916,595
                     Class R shares...............               --                  --               1,138              13,254
                   Shares issued for dividends and
                     distributions reinvested:
                     Class O shares...............          243,622             277,417                  --                  --
                     Class A shares...............          118,404             128,972           1,554,110             848,331
                     Class B shares...............               --                  --             541,057             274,214
                     Class C shares...............           10,533              16,697              95,751              14,775
                     Class R shares...............               --                  --                 672                 193
                   Shares redeemed:
                     Class O shares...............       (5,756,722)         (8,457,567)                 --                  --
                     Class A shares...............       (3,945,162)         (2,931,757)        (21,201,003)        (13,484,994)
                     Class B shares...............               --                  --          (4,189,733)         (3,322,387)
                     Class C shares...............       (1,673,545)         (1,076,210)         (1,423,063)           (400,566)
                     Class R shares...............               --                  --              (9,912)                 --
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in shares
                     outstanding..................       (9,531,100)         (7,066,967)         (7,530,538)         (3,936,320)
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.     Strategy Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.



                                                FOR THE YEAR                          FOR THE YEAR
                                                    ENDED                                 ENDED
                                               APRIL 30, 1998                        APRIL 30, 1997
                                      ---------------------------------      -------------------------------
                                      CLASS O      CLASS A      CLASS C      CLASS O     CLASS A     CLASS C
                                      -------      -------      -------      --------    -------     -------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................   $ 7.77      $  7.77      $  7.74      $   8.78    $  8.78     $  8.77
                                      -------      -------      -------      --------    -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...........     0.43         0.42         0.37          0.78       0.54        0.45
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions and
 foreign currency transactions......    (1.54)       (1.55)       (1.54)        (1.19)     (0.96)      (0.95)
                                      -------      -------      -------      --------    -------     -------
   Total from investment
   operations.......................    (1.11)       (1.13)       (1.17)        (0.41)     (0.42)      (0.50)
                                      -------      -------      -------      --------    -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
 income.............................    (0.60)       (0.58)       (0.51)        (0.47)     (0.46)      (0.41)
Dividends from realized gains on
 foreign currency transactions......    --           --           --            (0.13)     (0.13)      (0.12)
                                      -------      -------      -------      --------    -------     -------
   Total dividends and
   distributions....................    (0.60)       (0.58)       (0.51)        (0.60)     (0.59)      (0.53)
                                      -------      -------      -------      --------    -------     -------
NET ASSET VALUE, END OF YEAR........   $ 6.06      $  6.06      $  6.06      $   7.77    $  7.77     $  7.74
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------
Total investment return (2).........   (14.88)%     (15.11)%     (15.61)%       (4.85)%    (5.10)%     (5.94)%
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
 omitted)...........................  $71,692      $17,871      $ 1,780      $134,719    $43,327     $13,020
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------
Ratio of expenses to average net
 assets.............................     1.31%        1.55%        2.29%         1.18%      1.43%       2.14%
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------
Decrease reflected in above expense
 ratios due to waiver of
 administrative fees................     0.01%        0.01%        0.01%        --         --          --
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------
Ratio of net investment income to
 average net assets.................     6.01%        5.79%        5.08%         6.80%      6.55%       5.81%
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------
Portfolio turnover rate.............      227%         227%         227%          126%       126%        126%
                                      -------      -------      -------      --------    -------     -------
                                      -------      -------      -------      --------    -------     -------


                                              FOR THE YEAR                    FOR THE YEAR             FOR THE YEAR
                                                 ENDED                            ENDED                    ENDED
                                             APRIL 30, 1996                   APRIL 30, 1995           APRIL 30, 1994
                                      --------------------------------     --------------------     --------------------
                                      CLASS O     CLASS A     CLASS C+     CLASS O      CLASS A     CLASS O      CLASS A
                                      -------     -------     --------     -------     --------     -------      -------
NET ASSET VALUE, BEGINNING OF
 YEAR...............................  $  9.10     $  9.10     $  9.00      $   9.40     $  9.41     $   9.27     $  9.27
                                      -------     -------     -------      --------     -------     --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...........     0.76        0.57        0.37          0.66        0.52         0.77        0.68
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions and
 foreign currency transactions......    (0.53)      (0.36)      (0.22 )       (0.44)      (0.34)        0.15        0.22
                                      -------     -------     -------      --------     -------     --------     -------
   Total from investment
   operations.......................     0.23        0.21        0.15          0.22        0.18         0.92        0.90
                                      -------     -------     -------      --------     -------     --------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
 income.............................    (0.55)      (0.53)      (0.38)        (0.52)      (0.49)       (0.77)      (0.74)
Dividends from realized gains on
 foreign currency transactions......      --         --          --            --          --          (0.02)      (0.02)
                                      -------     -------     -------      --------     -------     --------     -------
   Total dividends and
   distributions....................    (0.55)      (0.53)      (0.38)        (0.52)      (0.49)       (0.79)      (0.76)
                                      -------     -------     -------      --------     -------     --------     -------
NET ASSET VALUE, END OF YEAR........  $  8.78     $  8.78     $  8.77      $   9.10     $  9.10     $   9.40     $  9.41
                                      -------     -------     -------      --------     -------     --------     -------
                                      -------     -------     -------      --------     -------     --------     -------
Total investment return (2).........     2.66%       2.40%       1.96%(3)      2.39%       1.94%       10.13%       9.91%
                                      -------     -------     -------      --------     -------     --------     -------
                                      -------     -------     -------      --------     -------     --------     -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
 omitted)...........................  $224,148    $53,652     $   317      $329,624     $65,874     $464,937     $91,454
                                      --------    -------     -------      --------     -------     --------     -------
                                      --------    -------     -------      --------     -------     --------     -------
Ratio of expenses to average net
 assets.............................      1.23%      1.48%       2.28%(4)      1.14%       1.46%        1.07%       1.40%
                                      --------    -------     -------      --------     -------     --------     -------
                                      --------    -------     -------      --------     -------     --------     -------
Decrease reflected in above expense
 ratios due to waiver of
 administrative fees................     --         --          --            --          --           --          --
                                      --------    -------     -------      --------     -------     --------     -------
                                      --------    -------     -------      --------     -------     --------     -------
Ratio of net investment income to
 average net assets.................      6.56%      6.33%       5.79%(4)      6.19%       5.83%        7.57%       6.85%
                                      --------    -------     -------      --------     -------     --------     -------
                                      --------    -------     -------      --------     -------     --------     -------
Portfolio turnover rate.............        96%        96%         96%          100%        100%          31%         31%
                                      --------    -------     -------      --------     -------     --------     -------
                                      --------    -------     -------      --------     -------     --------     -------

 + Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from August 1, 1995 to April 30, 1996.
(1) Based on average shares outstanding.
(2) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(3) Total investment return is presented for the year ended April 30, 1996.
    For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.
(4) Annualized.


                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                      FOR THE YEAR ENDED
                                                        APRIL 30, 1998
                                        -----------------------------------------------
                                        CLASS A      CLASS B      CLASS C      CLASS R
                                        --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $   8.62     $   8.45     $   8.31     $   8.62
                                        --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.31(1)      0.25(1)      0.23(1)      0.33(1)
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (2.91)       (2.85)       (2.78)       (2.91)
                                        --------     --------     --------     --------
   Total from investment
   operations.......................       (2.60)       (2.60)       (2.55)       (2.58)
                                        --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.96)       (0.86)       (0.96)       (0.99)
                                        --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD......    $   5.06     $   4.99     $   4.80     $   5.05
                                        --------     --------     --------     --------
Total investment return (2).........      (31.48)%     (32.01)%     (32.10)%     (31.28)%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................    $ 64,452     $ 26,235     $  8,029     $     28
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Ratio of operating expenses to
 average net assets.................        1.35%        2.10%        2.08%        1.11%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.24%        0.24%        0.21%        0.26%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Ratio of net investment income to
 average net assets.................        4.49%        3.74%        3.70%        4.73%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Portfolio turnover rate.............         359%         359%         359%         359%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
                                                      FOR THE YEAR ENDED
                                                        APRIL 30, 1998
                                        -----------------------------------------------
                                        CLASS A      CLASS B      CLASS C      CLASS R
                                        --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $  10.54     $  10.38     $  10.24     $  10.53
                                        --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.59         0.54         0.57         0.82(1)
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (1.92)       (1.93)       (1.91)       (2.13)
                                        --------     --------     --------     --------
   Total from investment
   operations.......................       (1.33)       (1.39)       (1.34)       (1.31)
                                        --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.59)       (0.54)       (0.59)       (0.60)
                                        --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD......    $   8.62     $   8.45     $   8.31     $   8.62
                                        --------     --------     --------     --------
Total investment return (2).........      (12.97)%     (13.69)%     (13.47)%     (12.83)%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................    $160,834     $ 64,671     $  7,271     $    117
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Ratio of operating expenses to
 average net assets.................        1.28%        2.03%        2.07%        1.19%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.51%        0.50%        0.47%        0.38%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Ratio of net investment income to
 average net assets.................        6.16%        5.52%        6.02%        8.65%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------
Portfolio turnover rate.............         399%         399%         399%         399%
                                        --------     --------     --------     --------
                                        --------     --------     --------     --------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights
(concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                   FOR THE SEVEN
                                                   MONTHS ENDED                                    FOR THE YEAR ENDED
                                                  APRIL 30, 1996                                   SEPTEMBER 30, 1995
                                  -----------------------------------------------     ---------------------------------------------
                                CLASS A      CLASS B      CLASS C      CLASS R      CLASS A    CLASS B      CLASS C+   CLASS R
                                --------     --------     --------     --------     --------   --------     --------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................$  10.61     $  10.41     $  10.41     $  10.62     $  11.88   $  11.69     $  10.64   $  10.84
                                --------     --------     --------     --------     --------   --------     --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...........    0.22         0.18         0.44         0.30         0.36       0.31         0.02       0.04
Net realized and unrealized gain
 (loss) on investments, put
 options purchased, futures
 transactions, short sale
 transactions and foreign
 currency transactions..........    0.17         0.16        (0.12)        0.09        (1.37)     (1.38)       (0.25)     (0.26)
                                --------     --------     --------     --------     --------   --------     --------   --------
   Total from investment
   operations...................    0.39         0.34         0.32         0.39        (1.01)     (1.07)       (0.23)     (0.22)
                                --------     --------     --------     --------     --------   --------     --------   --------
LESS DIVIDENDS
Dividends from net investment
 income.........................   (0.46)       (0.37)       (0.49)       (0.48)       (0.26)     (0.21)          --         --
                                --------     --------     --------     --------     --------   --------     --------   --------
NET ASSET VALUE, END OF
 PERIOD.........................$  10.54     $  10.38     $  10.24     $  10.53     $  10.61   $  10.41     $  10.41   $  10.62
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------
Total investment return (2).....    3.81%        3.36%        3.30%        3.97%       (8.58)%    (9.27)%      (2.26)%    (2.03)%
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted).......................$241,472     $ 81,786     $  3,531     $      1     $271,052   $ 87,847     $      1   $      1
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------
Ratio of operating expenses to
 average net assets.............    0.75%(3)     1.18%(3)     1.28%(3)     0.61%(3)     1.24%      1.99%        0.26%(3)   0.14%(3)
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------
Ratio of interest expense and
 dividends on securities sold
 short to average net assets....    0.18%(3)     0.19%(3)     0.18%(3)     0.17%(3)     0.45%      0.45%        0.06%(3)   0.04%(3)
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------
Ratio of net investment income
 to average net assets..........    2.13%(3)     1.70%(3)     1.71%(3)     2.28%(3)     3.61%      2.86%        0.23%(3)   0.38%(3)
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------
Portfolio turnover rate.........      56%(3)       56%(3)       56%(3)       56%(3)       55%        55%          55%        55%
                                --------     --------     --------     --------     --------   --------     --------   --------
                                --------     --------     --------     --------     --------   --------     --------   --------


                                   FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                   SEPTEMBER 30, 1994        SEPTEMBER 30, 1993
                                  ---------------------     ---------------------
                                   CLASS A      CLASS B      CLASS A      CLASS B+
                                  --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................  $  11.42     $  11.32     $  12.41     $  10.58
                                  --------     --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...........      0.24         0.23         0.24         0.03
Net realized and unrealized gain
 (loss) on investments, put
 options purchased, futures
 transactions, short sale
 transactions and foreign
 currency transactions..........      0.46         0.38        (0.62)        0.71
                                  --------     --------     --------     --------
   Total from investment
   operations...................      0.70         0.61        (0.38)        0.74
                                  --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.........................     (0.24)       (0.24)       (0.61)          --
                                  --------     --------     --------     --------
NET ASSET VALUE, END OF
 PERIOD.........................  $  11.88     $  11.69     $  11.42     $  11.32
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------
Total investment return (2).....      6.14%        5.35%       (2.70)%       6.99%
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted).......................  $402,708     $108,532     $412,316     $ 30,378
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------
Ratio of operating expenses to
 average net assets.............      1.21%        1.99%        1.23%        1.49%(3)
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold
 short to average net assets....      0.39%        0.40%        0.45%        0.31%(3)
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------
Ratio of net investment income
 to average net assets..........      2.06%        1.39%        1.94%        0.83%(3)
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------
Portfolio turnover rate.........        46%          46%          42%          42%
                                  --------     --------     --------     --------
                                  --------     --------     --------     --------

  + Class B shares were introduced on January 15, 1993; Class C shares and
    Class R shares were introduced on August 22, 1995.
(1) Based on average shares outstanding.
(2) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(3) Not annualized.


                       See notes to financial statements.

COMSTOCK PARTNERS FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS:

1. SIGNIFICANT ACCOUNTING POLICIES:

Comstock Partners Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Company originally commenced operations in May of 1988 as a closed-end investment company, with the Strategy Fund as its only portfolio. At a special meeting of shareholders on June 14, 1991, holders of a majority of the Company's outstanding shares voted to approve the conversion of the Company to an open-end investment company. The Company converted to open-end status on August 1, 1991. On July 15, 1992, a second class of shares of the Strategy Fund, Class A, was created and, on August 1, 1995, a third class of shares of the Strategy Fund, Class C, was created. On February 8, 1996, (i) the Company changed its name from Comstock Partners Strategy Fund, Inc., to Comstock Partners Funds, Inc. (ii) the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Premier Mutual Fund Services, Inc. (the "Distributor") acts as distributor of the Funds' shares. Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase and in certain cases, contingent deferred sales charges. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Class O shares are no longer issued by the Company except in connection with the reinvestment of dividends and distributions on outstanding Class O shares.

The following is a summary of significant accounting policies followed by the
Company:

Strategy Fund and Capital Value Fund:

(a) Valuation of investments -- Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Options written are valued at the last asked price.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments -- The Funds may engage in various portfolio strategies to seek to generate income or gains or as a hedge against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Options -- The Funds are authorized to write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

Forward foreign exchange contracts -- The Funds are authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

Financial futures contracts -- The Funds may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the year. Foreign currency transaction gains (losses) are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the policy of the Company to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis.

(f) Dividends and distributions -- Dividends and distributions payable by the Funds are accrued on the ex-dividend date. During the year ended April 30, 1998, the Capital Value Fund and the Strategy Fund reclassified $7,799,556 and $4,487,534, respectively, between accumulated net realized losses and undistributed net investment income. These reclassifications were the result of permanent book to tax differences, primarily from foreign currency transactions and passive foreign investment companies. The results of operations and net assets were not affected by these reclassifications.

(g) Expenses -- Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro rata basis.

(h) Use of estimates -- The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of estimates and assumptions. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:

(a) The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser has responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser receives from the Company, on behalf of the Capital Value Fund, a monthly fee at the following annual rates: .40% of the first $300 million of the Capital Value Fund's average daily net assets, .45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55% of the Capital Value Fund's average daily net assets in excess of $1 billion.

The Investment Adviser has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

The Dreyfus Corporation also acts as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Capital Value Fund and provides investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provides general advice regarding economic factors and trends and acts as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser receives an annual fee computed daily and paid monthly by the Company at the following annual rates: .35% of the first $300 million of the Capital Value Fund's average daily net assets, .30% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20% of the Capital Value Fund's average daily net assets in excess of $1 billion.

Under the terms of an Administration Agreement between the Company, on behalf of the Strategy Fund, and Princeton Administrators, L.P. ("Princeton"), Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Strategy Fund, including maintaining the books and records of the Strategy Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Strategy Fund and its shares and providing the Strategy Fund with administrative office facilities. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million. Effective November 20, 1997, Princeton agreed to voluntarily reduce through December 31, 1998 the minimum fee to $125,000 per annum.

The Company compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Funds. For the year ended April 30, 1998, such compensation amounted to $159,704 for the Capital Value Fund and $162,671 for the Strategy Fund.

(b) Service and Distribution Plan -- Class A Shares

Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. During the year ended April 30, 1998, $259,124 and $74,213 were charged to the Class A shares of the Capital Value Fund and the Strategy Fund, respectively.

Service and Distribution Plans -- Class B Shares and Class C Shares

Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of such Fund. During the year ended April 30, 1998, $311,125 and $67,840 were charged for distributing Capital Value Fund's Class B and Class C shares, respectively, and $103,708 and $22,613 were charged for shareholder servicing for Capital Value Fund's Class B and Class C shares, respectively. For the same period, $36,233 and $12,078 were charged for distributing and shareholder servicing, respectively, for Strategy Fund's Class C shares.

(c) Certain officers and/or directors of the Company are officers and/or directors of the Investment Adviser. Each director who is not an "affiliated person" as defined in the 1940 Act receives from the Company an annual fee of $20,000 per year.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term and U.S. Government securities, for the year ended April 30, 1998 were as follows:

                                                                     PURCHASES                    SALES
                                                                   --------------             --------------
            Strategy Fund:......................................    $ 53,979,702               $107,729,917
                                                                   --------------             --------------
                                                                   --------------             --------------
            Capital Value Fund:
              Long transactions.................................    $158,225,773               $207,932,928
              Short sale transactions...........................     131,386,108                 74,397,307
                                                                   --------------             --------------
                                                                    $289,611,881               $282,330,235
                                                                   --------------             --------------
                                                                   --------------             --------------

The Capital Value Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at April 30, 1998 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Realized and unrealized gains (losses) as of April 30, 1998 were as follows:

Strategy Fund:

                                                                      REALIZED                  UNREALIZED
                                                                   GAINS (LOSSES)                 LOSSES
                                                                   --------------             --------------
            Long-term investments...............................    $ (5,666,520)              $ (4,299,497)
            Short-term investments..............................             498                         --
            Put options purchased...............................     (23,526,435)                (6,508,320)
            Financial futures contracts.........................       1,615,377                         --
            Foreign currency transactions.......................        (740,328)                       (85)
                                                                   --------------             --------------
                                                                    $(28,317,408)              $(10,807,902)
                                                                   --------------             --------------
                                                                   --------------             --------------

Capital Value Fund:

                                                                      REALIZED                  UNREALIZED
                                                                   GAINS (LOSSES)             GAINS (LOSSES)
                                                                   --------------             --------------
            Long-term investments...............................    $(18,506,793)              $ (5,501,935)
            Short sale transactions.............................     (12,832,985)                 3,522,544
            Short-term investments..............................           3,263                     14,479
            Put options purchased...............................     (18,915,590)                (9,132,751)
            Financial futures contracts.........................     (24,754,801)                    37,475
            Foreign currency transactions.......................         527,134                        229
                                                                   --------------             --------------
                                                                    $(74,479,772)              $(11,059,959)
                                                                   --------------             --------------
                                                                   --------------             --------------

As of April 30, 1998, the cost of investments of the Capital Value Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for the Strategy Fund for federal income tax purposes was $101,515,568. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for Federal income tax purposes for each Fund at April 30, 1998:

                                                             GROSS                GROSS
                                                          APPRECIATION         DEPRECIATION             NET
                                                          ------------         ------------         ------------
            Strategy Fund............................     $   223,156          $(11,836,595)        $(11,613,439)
            Capital Value Fund.......................     $ 5,689,303          $(16,749,491)        $(11,060,188)

The following summarizes the capital loss carryforwards of each Fund at April 30,1998:

 EXPIRING IN FISCAL YEAR      STRATEGY FUND       CAPITAL VALUE FUND
-------------------------    ----------------     ------------------
          1999                           --          $  9,100,000
          2000                 $  3,400,000            29,800,000
          2001                    8,800,000            17,800,000
          2002                           --            56,700,000
          2003                           --             9,200,000
          2004                   12,500,000            15,800,000
          2005                   14,900,000            14,200,000
          2006                   14,100,000            57,400,000
                             ----------------     ------------------
          Total                $ 53,700,000          $210,000,000
                             ----------------     ------------------
                             ----------------     ------------------

4. SUBSEQUENT EVENT:

In May 1998 the Company's Board of Directors declared ordinary income dividends for the Strategy Fund as follows:

          AMOUNT PER SHARE
-------------------------------------
 CLASS O      CLASS A       CLASS C         PAYABLE DATE          RECORD DATE
---------    ----------    ----------    ------------------    ----------------
$0.05000      $0.04873      $0.04476          05/29/98             05/19/98

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Comstock Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and statement of securities sold short, of Comstock Partners Funds, Inc. (comprising, respectively, Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund) as of April 30, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights, with respect to Comstock Partners Strategy Fund, for each of the three years in the period then ended and with respect to Comstock Partners Capital Value Fund, for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights, with respect to Comstock Partners Strategy Fund, for each of the two years in the period ended April 30, 1995 were audited by other auditors whose opinion dated May 31,1995 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of each of the Funds constituting Comstock Partners Funds, Inc. at April 30,1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                   Ernst & Young LLP

New York, New York
June 15, 1998

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.                                               1998

                      FEDERAL TAX INFORMATION (Unaudited)

Of the ordinary income distributions paid monthly by the Funds during the fiscal year ended April 30, 1998, 2.17% and 0.32% qualify for the dividends received deduction for corporations for the Strategy Fund and the Capital Value Fund, respectively. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portions of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets invested in Federal obligations for each Fund as of the end of each quarter of the fiscal year:

                                                      PERCENTAGE OF FEDERAL OBLIGATIONS*
                                                   ----------------------------------------
FUND QUARTER ENDED                                 STRATEGY FUND        CAPITAL VALUE FUND
------------------                                 -------------       --------------------
7/31/97                                              43.49%                  29.61%
10/31/97                                             58.49                   47.93
1/31/98                                              82.08                   66.43
4/30/98                                              84.65                   72.56

Of each Fund's ordinary income distributions paid during the fiscal year ended April 30, 1998, 73.83% and 31.22% was attributable to federal obligations for the Strategy Fund and the Capital Value Fund, respectively. In calculating the foregoing percentages, expenses of each Fund have been allocated on a pro rata basis.

* For purposes of this calculation, Federal obligations include U.S. Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.